SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549





                                FORM 8-K


                            CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported) October 31, 1997




                                MEDICORE, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



             Florida                  0-9606             59-0941551
    ----------------------------    ------------     -------------------
    (State or other jurisdiction    (Commission         (IRS Employer
         of incorporation)          File Number)     Identification No.)


    2337 West 76th Street, Hialeah, Florida                   33016
    ---------------------------------------                ----------
    (Address of principal executive offices)               (Zip Code)





Registrant's telephone number, including area code (305) 558-4000
                                                   --------------

Item 2.  Acquisition or Disposition of Assets

     On October 31, 1997, Dialysis Corporation of America ("DCA"), a 69% owned subsidiary of Medicore, Inc. (the "Company") concluded a sale of substantially all of the assets of two of its subsidiaries, Dialysis Services of Florida, Inc.- Fort Walton Beach ("DSF") (dialysis opera-tions), and Dialysis Medical, Inc. ("DMI") (Florida Method 2 home patient operations) and an in-patient hospital services agreement of its 100% owned subsidiary, DCA Medical Services, Inc. ("DCAMS") (collectively the assets sold will be referred to as the "Disposed of Assets" and collective-ly DSF, DMI and DCAMS will be referred to as the "Subsidiaries"). DCA sold the Disposed of Assets to Renal Care Group of the Southeast, Inc. ("RCGSE"), pursuant to an Asset Purchase Agreement ("Agreement") by and among DCA, the Subsidiaries, Henry M. Haire, M.D. ("Dr. Haire"), who owns a 20% interest in DSF and DMI, and Renal Care Group, Inc. ("RCG"), the parent of RCGSE. The Company was not a party to the Agreement.

     The Disposed of Assets were exclusive of cash, prepaid expenses, claims for medicare reimbursement, intercompany indebtedness, tax refunds, if any, and vendor volume discounts of DCA and its Subsidiaries. Much of the lia-bilities, except for obligations and liabilities arising from and after the closing of the Agreement under leases, contracts, commitments and agreements included in the Disposed of Assets, remained with the Subsidi-aries. DCA and its Subsidiaries made various representations and war-ranties as to themselves and the operations of the Subsidiaries and indemnified RCGSE and RCG for any material breaches of such warranties and representations.

     The consideration for the sale of the Disposed of Assets aggregated $5,065,000, consisting of $480,000 worth of RCG common stock (the "RCG Shares") amounting to 13,873 RCG Shares subject to adjustment in valua-tion when registered and sold, and the balance of $4,585,000 was cash. The consideration for the transaction was determined by negotiations between and among the parties to the Agreement based primarily on the patient base and the going rate per patient.

     DCA plans to use the revenues of the asset sale to establish additional dialysis centers and acute management services, initially in New Jersey and Pennsylvania, and in other areas of the country.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired

          Not Applicable

     (b)  Pro forma financial information

     The following unaudited pro forma condensed consolidated financial statements are filed with this report:

     Pro Forma Condensed Consolidated Balance
       Sheet as of June 30, 1997 . . . . . . . . . . . .  F-1
     Pro Forma Condensed Consolidated Statements
       of Income:
          Year ended December 31, 1996 . . . . . . . . .  F-2
          Six Months Ended June 30, 1997 . . . . . . . .  F-3
     Notes to Pro Forma Consolidated Condensed
       Financial Statements at June 30, 1997 and
       for the six months ended June 30, 1997 and
       the year ended December 31, 1996. . . . . . . . .  F-4

     (c)  Exhibits

          2.1 - Asset Purchase Agreement by and among Dialysis Corporation of America, Dialysis Services of Florida, Inc. - Fort Walton Beach, DCA Medical Services, Inc., Dialysis Medical, Inc., Renal Care Group, Inc., Renal Care Group of the Southeast, Inc. and Henry M. Haire, M.D. (incorporated by reference to Dialysis Corporation of America's Current Report on Form 8-K dated November 12, 1997 ("DCA Form 8-K"), Item 7(c)(2.1)).

          2.2 - Assignment and Assumption of Lease and Release by and among Dialysis Services of Florida, Inc. - Fort Walton Beach, Renal Care Group of the Southeast, Inc., Renal Care Group, Inc. and JACO, L.C. dated October 31, 1997 (incorporated by reference to the DCA Form 8-K, Item 7(c)(2.2)).

          2.3 - Assignment and Assumption of In-Patient Hospital Agreement between DCA Medical Services, Inc., Columbia Fort Walton Beach Medical Center and Renal Care Group of the Southeast, Inc. dated October 31, 1997 (incorporated by reference to the DCA Form 8-K,
          Item 7(c)(2.3)).

          2.4 - Assignment and Assumption of Lease and Release by and among Dialysis Corporation of America, Renal Care Group of the South-east, Inc., Renal Care Group, Inc. and B. Braun Medical, Inc. dated October 31, 1997 (incorporated by reference to the DCA
          Form 8-K, Item 7(c)(2.4)).


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MEDICORE, INC.

                                    By: /s/ Daniel R. Ouzts
                                       --------------------------------
                                       DANIEL R. OUZTS, Vice President,
                                       Treasurer, Principal Financial
                                       Officer and Controller

Dated:  November 12, 1997

                            MEDICORE, INC.
                   PRO FORMA FINANCIAL INFORMATION
                             (Unaudited)

     On October 31, 1997, the Company's 69% owned subsidiary, Dialysis Cor-poration of America ("DCA"), sold (the "Sale") substantially all of the assets of Dialysis Services of Florida, Inc. - Fort Walton Beach and related operations to Renal Care Group of the Southeast, Inc. ("RCGSE") for a price of $5,065,000, including $4,585,000 in cash and 13,873 shares of the common stock of Renal Care Group ("RCG") of which RCGSE is a wholly-owned subsidiary.

     The following pro forma unaudited consolidated condensed financial statements for the Company present the pro forma financial position at June 30, 1997 and the pro forma results of operations for the six months then ended, along with the pro forma results of operations for the year ended December 31, 1996.

     These pro forma unaudited consolidated condensed financial statements give effect to the Sale as if it had occurred at the beginning of each period for purposes of the condensed consolidated statements of income and as if it had occurred at the end of the period for purposes of the condensed consolidated balance sheet.

     The pro forma unaudited consolidated condensed financial statements do not purport to represent what the Company's actual results of opera-tions would have been had the Sale occurred at the beginning of the periods and may not be indicative of the Company's financial position or operating results for any future periods.

     No assumption has been included in the pro forma unaudited consoli-dated condensed financial statements as to investment income to be realized from investment of the proceeds of the sale or other use of the proceeds. See Notes to Pro Forma Consolidated Condensed Financial Statements.

     The pro forma adjustments are based on currently available informa-tion. The assumptions underlying the calculation of the pro forma adjustments are considered appropriate under the circumstances. The pro forma unaudited consolidated condensed financial statements should be read in conjunction with the Company's Consolidated Financial Statements and the Notes thereto for the year ended December 31, 1996, along with Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the Company's Annual Report on Form 10-K covering such year, and the Company's Condensed Consolidated Financial Statements and the Notes thereto for the six months ended June 30, 1997, along with Management's Discussion and Analysis of Financial Condition and Results of Operations, which are included in the Company's Quarterly Report on Form 10-Q covering such period.

     On July 31, 1997, Techdyne, Inc. ("Techdyne"), a subsidiary of the Company, completed the acquisition of Lytton Incorporated ("Lytton") pursuant to a Stock Purchase Agreement for $2,500,000 cash, financed by Techdyne's refinanced bank line of credit, and 300,000 shares of Techdyne Common Stock which had a fair market value of approximately $1,031,000 based on the closing price of the common stock on the date of acquisition, which shares are held by the former sole shareholder of Lytton, Patricia Crossley ("Selling Shareholder"). The acquisition was accounted for under the purchase method. Techdyne was 63% owned by the Company prior to the acquisition and 59% owned by the

                            MEDICORE, INC.
                   PRO FORMA FINANCIAL INFORMATION
                             (Unaudited)

Company subsequent to the acquisition. Techdyne has guaranteed that the Selling Shareholder will realize a minimum of $2,000,000 from the sale of the Techdyne Common Stock within twelve months from the closing of the acquisition with the guaranteed sales proceeds amounting to $2,400,000 if certain earnings objectives are met by Lytton in a specified one year period. The Stock Purchase Agreement also provides for incentive con-sideration based on specific sales levels of Lytton for each of three years as specified in the Agreement with any such consideration payable in cash.

     The pro forma unaudited consolidated condensed financial statements do not reflect the Lytton acquisition. As indicated in the Company's Current Report on Form 8-K/A#1 dated October 15, 1997, the Lytton acqui-sition as it relates to the Company was not a significant transaction, and therefore no financial statements of Lytton or pro forma information of the Company were required to be filed by the Company. The Company originally reported the Lytton acquisition in its Current Report on Form 8-K dated August 14, 1997. Information regarding the Lytton acquisition was filed in Techdyne's Current Report on Form 8-K dated August 12, 1997 ("Techdyne Form 8-K") and the amendment thereto filed on Form 8-K/A#1 dated October 3, 1997 ("Techdyne Form 8-K/A#1") containing Lytton's financial statements and pro forma financial information of Techdyne combined with Lytton which can be referred to in conjunction with the pro forma adjustments from the DCA Sale of assets.

     Lytton had total assets of approximately $7,073,000 as of March 31, 1997 with sales of $16,730,000 and net income of $621,000 for its fiscal year then ended as reflected in its audited financial statements, and had total assets of $6,865,000 as of June 30, 1997 with sales of $9,211,000 and net income of $427,000 as reflected in the pro forma information included on the Techdyne Form 8-K/A#1.

                              MEDICORE, INC.
             PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                              June 30, 1997
                               (Unaudited)

                                               Pro Forma      Adjusted
                               As Reported    Adjustments     Pro Forma
                               -----------    -----------     ---------
Assets
Current Assets:
  Cash and cash equivalents     $8,775,063   $4,585,000 (A)  $13,360,063
  Marketable securities            655,948                       655,948
  Short-term investments           131,802                       131,802
  Accounts receivable            4,524,939     (328,000)(B)    4,196,939
  Inventories, less
    allowance for
    obsolescence                 4,160,429      (60,000)(B)    4,100,429
  Prepaid expenses and
    other current assets           684,446                       684,446
                               -----------   ----------      -----------
Total current assets            18,932,627    4,197,000       23,129,627

Property and Equipment:
  Land and improvements          1,018,455                     1,018,455
  Building and building
    improvements                 3,111,712                     3,111,712
  Equipment and furniture        6,689,115     (508,000)(B)    6,181,115
  Leasehold improvements           636,604     (134,000)(B)      502,604
                               -----------   ----------      -----------
                                11,455,886     (642,000)      10,813,886
  Less accumulated
    depreciation and
    amortization                 5,044,697     (275,000)(B)    4,769,697
                               -----------   ----------      -----------
                                 6,411,189     (367,000)       6,044,189

Deferred expenses and
 other assets                      278,758      480,000 (A)      736,758
                                                (22,000)(B)
Costs in excess of net
 tangible assets acquired,
 net                               679,415                       679,415
                               -----------   ----------      -----------
                               $26,301,989   $4,288,000      $30,589,989
                               ===========   ==========      ===========

Liabilities and Stockholders' Equity
Current Liabilities:
  Accounts payable              $2,787,201                    $2,787,201
  Accrued expenses and
    other current
    liabilities                  1,483,665       50,000 (C)    1,533,665
  Current portion of
    long-term debt                 666,093      (24,000)(B)      642,093
  Income taxes payable             272,470    1,700,000 (D)    1,972,470
  Deferred income taxes            249,260                       249,260
                               -----------   ----------      -----------
Total current liabilities        5,458,689    1,726,000        7,184,689

Long-term debt                   1,762,464      (96,000)(B)    1,666,464

Deferred income taxes            2,188,757                     2,188,757

Minority interest in
 subsidiaries                    3,982,502    1,199,000 (E)    5,181,502


Commitments and contingencies
Stockholders' Equity:
  Common stock                      54,569                        54,569
  Capital in excess of
    par value                   11,465,099      (42,000)(E)   11,423,099
  Retained earnings                991,599    1,501,000 (F)    2,492,599
  Foreign currency
    translation adjustment          (8,378)                       (8,378)
  Unrealized gain on
    marketable securities
    for sale                       406,688                       406,688
                               -----------   ----------      -----------
Total Stockholders' Equity      12,909,577    1,459,000       14,368,577
                               -----------   ----------      -----------
                               $26,301,989   $4,288,000      $30,589,989
                               ===========   ==========      ===========

                               MEDICORE, INC.
          PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                     Six Months Ended June 30, 1997
                               (Unaudited)

                                              Pro Forma        Adjusted
                               As Reported   Adjustments      Pro Forma
                               -----------   -----------      ---------
REVENUES
  Sales                        $15,844,626   $  (992,189)    $14,852,437
  Gain on subsidiary
    securities offering and
    warrants exercise               89,898                        89,898
  Realized gain on sale of
    marketable securities           49,493                        49,493
  Other income                     290,742        (2,463)        288,279
                               -----------   -----------     -----------
                                16,274,759      (994,652)     15,280,107
COST AND EXPENSES
  Cost of goods sold            12,702,846      (610,201)     12,092,645
  Selling, general and
    administrative expenses      2,878,297      (180,680)      2,697,617
  Interest expense                 110,226        (6,741)        103,485
                               -----------   -----------     -----------
                                15,691,369      (797,622)     14,893,747
INCOME BEFORE INCOME TAXES
AND MINORITY INTEREST              583,390      (197,030)        386,360

Income tax benefit                 (39,867)      (14,000)        (53,867)
                               -----------   -----------     -----------

INCOME BEFORE MINORITY
INTEREST                           623,257      (183,030)        440,227

Minority interest in
  earnings of consolidated
  subsidiaries                     241,204       (59,058)        182,146
                               -----------   -----------     -----------

NET INCOME                     $   382,053   $  (123,972)    $   258,081
                               ===========   ===========     ===========

Net income per share               $.06                          $.04
                                   ====                          ====

Average common and dilutive
  shares outstanding             5,890,978                     5,890,978
                               ===========   ===========     ===========

See notes to pro forma consolidated condensed financial statements.

                          MEDICORE, INC.
      PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                  Year Ended December 31, 1996
                           (Unaudited)

                                              Pro Forma       Adjusted
                               As Reported   Adjustments     Pro Forma
                               -----------   -----------     ---------
REVENUES
  Sales                        $29,680,520   $(2,007,563)    $27,672,957
  Gain on securities
    offering of subsidiaries     1,521,127                     1,521,127
  Realized gain on sale
    of marketable securities     2,583,500                     2,583,500
  Other income                     934,259       (27,168)        907,091
                               -----------   -----------     -----------
                                34,719,406    (2,034,731)     32,684,675

COST AND EXPENSES
  Cost of goods sold            24,247,403    (1,195,820)     23,051,583
  Selling, general and
    administrative expense       6,211,485      (451,468)      5,760,017
  Interest expense                 217,615        (1,096)        216,519
                               -----------   -----------     -----------
                                30,676,503    (1,648,384)     29,028,119
                               -----------   -----------     -----------

INCOME BEFORE INCOME TAXES
AND MINORITY INTEREST            4,042,903      (386,347)      3,656,556

Income tax provision             1,350,746                     1,350,746
                               -----------   -----------     -----------

INCOME BEFORE MINORITY
INTEREST                         2,692,157      (386,347)      2,305,810

Minority interest in income
  of consolidated subsidiaries     274,888       (86,221)        188,667
                               -----------   -----------     -----------

NET INCOME                     $ 2,417,269   $  (300,126)    $ 2,117,143
                               ===========   ===========     ===========

Earnings per share:
  Primary                         $.40                          $.35
                                  ====                          ====
  Fully diluted                   $.39                          $.34
                                  ====                          ====

Average common and dilutive
  shares outstanding:
   Primary                       6,031,004                     6,031,004
                                 =========                     =========

   Fully diluted                 6,139,303                     6,139,303
                                 =========                     =========

See notes to pro forma consolidated condensed financial statements.

                              MEDICORE, INC.
        NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                               (Unaudited)

     The pro forma unaudited consolidated condensed financial statements of income reflect the pro forma results of operations of the Company as though the Sale had occurred at the beginning of each period presented and reflects the removal of results of operations related to the business operations sold. For purposes of the pro forma statements of operations, no assumption has been made that expenses have been eliminated which were included in corporate expense allocations by DCA and the Company to the business operations sold and which were included in the actual results of operations of these businesses. Such expenses which amounted to approxi-mately $70,000 for the six months ended June 30, 1997 and $253,000 for the year ended December 31, 1996 have accordingly not been removed by the pro forma adjustments eliminating the results of operations of the businesses sold.

     The pro forma consolidated condensed balance sheet reflects the pro forma financial position of the Company at June 30, 1997 as if the Sale occurred on June 30, 1997 and includes adjustments for the following items:

(A)   Proceeds of the Sale.
(B) Elimination of assets sold and related liabilities assumed and intangibles related to the operations sold.
(C)   Accrual of estimated costs of the transaction.
(D)   Estimated income tax liability resulting from the Sale.
(E) Total effect on minority interest consisting of DCA minority interest in the transaction of $671,000 based on net effect on DCA retained earnings of $2,172,000 and minority interest of the subsidiaries whose assets were sold of $528,000.
(F) Net effect of estimated after tax gain of approximately $2,700,000 based on pre-tax gain of approximately $4,400,000, related estimated income taxes of approximately $1,700,000, minority interest of the subsidiaries whose assets were sold in the net after tax gain of approximately $528,000, and DCA minority interest of approximately $671,000 in the net effect of $2,172,000 of these transactions on DCA retained earnings.

     The actual gain to be recorded as of October 31, 1997 may differ from the estimated gain reflected in the June 30, 1997 pro forma consolidated condensed balance sheet.

     No assumption has been included in the pro forma unaudited consolida-ted condensed financial statements as to investment income to be realized from investment of the proceeds of the Sale or other use of the proceeds.

     If the estimated after tax proceeds of $2,885,000, based on $4,585,000 cash proceeds at closing and estimated income taxes of $1,700,000, were assumed to have been invested in short-term Treasury bills at the current estimated yield of 5.15% for the entire periods presented pending decision as to other investment of the funds, estimated interest income of $74,000 for the six months ended June 30, 1997, and $148,000 for the year ended December 31, 1996, would have been earned and pro forma results of operations would have been as follows, assuming no income tax applicable to the periods presented since DCA would have been in a loss position:


     Other income              $   362,279           $ 1,055,091
                               ===========           ===========

     Total revenues            $15,354,107           $32,832,675
                               ===========           ===========

     Income before minority
       interest                $   514,227           $ 2,453,810
                               ===========           ===========

     Net income                $   299,148           $ 2,199,277
                               ===========           ===========

     Net income per share          $.05                 $.36
                                   ====                 ====